Exhibit 10.3

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT, dated as of November 29, 2000, by and among Realen-Turnberry/Cherry Hill, LLC, a Delaware limited liability company (the "Company"), the members of the Company parties to this Agreement (said members being collectively called the "Pledgors"), and GSRT, LLC, a Delaware limited liability company (the "Seller"),


                               W I T N E S S E T H

     Background. As evidenced by that certain promissory note of the Company of even date herewith payable to the order of the Seller (the "Note"), the Company is indebted to the Seller under the terms and conditions of the Note and the accompanying Note Agreement of even date herewith between the Company and the Seller (such agreement, as amended or modified from time to time as permitted by the terms thereof, being hereinafter called the "Note Agreement"). Section 3.11 of the Note Agreement requires the Pledgors to enter into this Security Agreement in order to secure the Company's obligations under the Note.

     NOW, THEREFORE, in consideration of the foregoing and to induce the Seller to accept the Note from the Company in payment of a portion of the purchase price of the Cherry Hill Property (as defined in the Note Agreement), the parties hereto, intending to be legally bound, agree as follows:

     1. The term "Collateral" shall mean (i) all right, title and interest of the Pledgors in all Distributable Cash, as defined in the Note, whether now owned or hereafter acquired by the Pledgors,(ii) all rights of the Pledgors to receive, and all interests of the Pledgors in, all distributions from time to time made or to be made by the Company, whether pursuant to the operating agreement of the Company or otherwise, whether now owned or hereafter acquired by the Pledgors, and (iii) all proceeds of all of the foregoing.

     2. (a)

        (a) As security for the prompt satisfaction of the Company's obligations under the Note and the Note Agreement, whether now existing or hereafter arising (the "Obligations"), the Pledgors hereby pledge to the Seller the Collateral and grant the Seller a lien on and security interest therein.

        (b) If a Pledgor shall become entitled to receive or shall receive, in connection with any of the Collateral, any:

          (i) Distribution payable in property, other than cash; or

          (ii) Distributions or payments of any sort, then, except as otherwise provided with respect to cash distributions in paragraph 2(c) below: the Pledgor shall accept the same as the Seller's agent, in trust for the Seller, and shall deliver them forthwith to the Seller in the exact form received with, as applicable, the Pledgor's endorsement when necessary, to be received and applied by the Seller, subject to the terms hereof, as part of the Collateral.



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        (c)  Unless an Event of  Default  (as  defined  in the Note)  shall have occurred and be continuing: the Pledgors shall be entitled to receive for their own use (and not as agent of the Seller) distributions from the Company of Distributable Cash except to the extent distributions are prohibited by the Note. Upon the occurrence and during the continuation of an Event of Default, the Company shall deliver to the Seller all Distributable Cash from time to time held by it, and the Pledgors shall deliver to the Seller all distributions received by them before such Event of Default to the extent such distributions were prohibited by the Note, and all distributions from time to time received by them during the continuance of the Event of Default, for application towards the costs and expenses referred to in paragraph 2(d)(i) and then to the Obligations, until all Obligations then due, and all Obligations which become due upon distribution of Collateral to the Pledgors under paragraph 2(d)(iv) below, have been paid in full.

        (d) Collateral shall be applied as follows:

          (i) First, to the costs and expenses of enforcement of the rights of the Seller hereunder and under the other Note Documents (as defined in the Note), including reasonable attorneys' fees and legal expenses;

          (ii) Second, to the satisfaction of the Obligations to the extent then due and payable;

          (iii) Third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(l)(c) of the Uniform Commercial Code or its successor provision, if any); and

          (iv) Fourth, to the Pledgors to the extent of any surplus proceeds, provided, however, that any application of Collateral or surplus proceeds to the Pledgors (or any of them) under this paragraph 2(d)(iv) or for the benefit of the Pledgors (or any of them) under paragraph 2(d)(iii) which would constitute a distribution to the Pledgors (or any of them) from the Company will cause a payment under the Note to become due simultaneously therewith, and the Seller is hereby authorized to withhold from the Collateral or surplus proceeds all amounts becoming so due under the Note and to apply the same towards payment of such amounts.

        (e) Each Pledgor agrees to pay to the Seller, to the extent necessary to pay Obligations then due, an amount equal to any distribution previously made to such Pledgor by the Company in violation of the prohibition against such distribution contained in Section 1.1(a)(ii), Section 1.1(b)(i) or (ii), or 1.2 of the Note.

     3. The Pledgors represent and warrant to the Seller that the execution and delivery of this Agreement and the performance of its terms will not result in any violation of or constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation, applicable to the Pledgors or any of them. The Pledgors further represent and warrant to the Seller that, at the date hereof, all members of the Seller and their percentage ownership interests therein are set forth in Section 2.2 of the Note Agreement.

     4. (a)

          (a) Each Pledgor warrants and will, at the Pledgor's own expense, defend the Seller's right, title, special property and security interest in and to the Collateral in which such Pledgor has an interest against the claims of any person, firm, corporation or other entity.

          (b) Each Pledgor promptly shall notify the Seller in writing of any change in such Pledgor's percentage ownership interest in or allocable share of profits, losses or distributions of or from the Company, and any termination of such Pledgor's equity interest in the Company. In no event shall the Company admit any new member or permit any transfer of a membership interest (in whole or in part) unless the proposed new member or transferee shall have joined in and agreed to be bound as a Pledgor hereby.

     5. Each Pledgor shall at any time, and from time to time, upon the written request of the Seller, execute and deliver such further documents (including but not limited to Uniform Commercial Code financing statements) and do such further acts and things as the Seller may reasonably request to effectuate the purposes of this Agreement or to perfect the Seller's security interest hereunder.

     6. Upon satisfaction in full of all Obligations and the satisfaction of all additional costs and expenses of the Seller as provided herein, this Agreement shall terminate and the Seller shall deliver to each Pledgor, at such Pledgor's expense, any of the Collateral in the Seller's possession belonging to such Pledgor as shall not have been applied pursuant to this Agreement.

     7. (a)

        (a) Beyond the exercise of reasonable care to assure the safe custody of any Collateral held by it as collateral security hereunder, the Seller shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for such Collateral upon surrendering it or tendering surrender of it to the Company.

        (b) No course of dealing between any Pledgor or the Company and the Seller, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Seller hereunder, under the Note or under the Note Agreement or any other Note Document (as defined in the Note) shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        (c) The rights and remedies provided herein and in all other agreements, instruments, and documents delivered pursuant to or in connection with the Note Agreement, are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

        (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

     8. All notices or other communications ("Notices") required or permitted hereunder shall be in writing and shall be deemed given upon receipt thereof if mailed by registered or certified



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mail, return receipt requested, postage prepaid, or if delivered in person or by courier service, or by telecopier and confirmed by mail, addressed as follows to the person entitled to receive the same, or addressed to such other address or telecopier number as may hereafter be designated by such person by notice hereunder to all other parties.

     If to a Pledgor:

        to such Pledgor at its address given beneath its signature to this Agreement.

     If to the Seller:

          GSRT, LLC
          c/o Garden State Park
          Route 70 and Haddonfield Road
          Cherry Hill, NJ   08034
          Attention:  Mr. Francis W. Murray

     If to the Company, to such address as is provided in Section 7.7 of the Note Agreement.

     9. This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.

     10. This Agreement shall be construed in accordance with the substantive law of the Commonwealth of Pennsylvania without regard to principles of conflicts of laws and is intended to take effect as an instrument under seal.

     11. This Agreement may be amended only by a written instrument signed by the Company, each of the Pledgors and the Seller.

     12. The Seller and the Company may, at any time or from time to time, in such manner and upon such terms as it may deem proper, agree to extend or change the time of payment or the manner or place of payment of, or otherwise modify or waive any of the terms of, or release, exchange, settle or compromise any or all of the Obligations or any collateral security therefor, or subordinate payment of the same, or any part thereof, to the payment of any other indebtedness, liabilities or obligations of the Company which may at any time be due or owing to the Seller or anyone, or elect not to enforce any of the Seller's rights with respect to any or all of the Obligations or any collateral security therefor, all without notice to, or further assent of any Pledgor and without releasing or affecting any Pledgor's obligations hereunder.

     13. Each Pledgor hereby waives the following:

        (a) promptness, diligence, presentment, demand, notice of acceptance and any other notice with respect to any of the Obligations or any Note Document, except for such notice as may be expressly required under a Note Document;

        (b) any defense or circumstance which might otherwise constitute a legal or equitable discharge of any guarantor, including, without limitation, any obligation which the Seller otherwise might have to proceed against the Company prior to exercising any rights hereunder;



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        (c) all  benefits  under  any  present  or  future  laws  exempting  any property, real or personal, or any part of any proceeds thereof, from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered under the Note or any other Note Document or in any replevin or foreclosure proceedings, or otherwise providing for any valuation, appraisal or exemption, except as otherwise expressly provided in the Note Agreement and the Note; and

        (d) any and all procedural errors, defects and imperfections in any action by the Seller in replevin, foreclosure or other court process or in connection with any other action related to the Note, any Note Document or the transactions contemplated therein.

     14. Each Pledgor hereby expressly agrees that it shall not exercise, against the Company or any other Pledgor or transferee thereof, or any guarantor, grantor of collateral, endorser or Person, any: (a) right which such Pledgor may now have or hereafter acquire by way of subrogation under this Agreement, by law or otherwise or by way of reimbursement, indemnity, exoneration, or contribution; (b) right to assert defenses as the primary obligor of the Obligations; or (c) right to enforce any remedy which the Seller may now have or hereafter acquire against the Company or any other Pledgor, or any other guarantor, maker, endorser or Person; in any case, whether any of the foregoing rights may arise in equity, under contract, by payment, statute, common law or otherwise until all Obligations have been indefeasibly paid in full in cash. Without limiting the foregoing, it is expressly agreed that a Pledgor will not have or be entitled to assert any subrogation right against the Company unless and until the Note shall have been paid in full in cash such that the conversion right contained in Section 6.1 of the Note Agreement shall have expired without being exercised. If in violation of the foregoing any amount shall be paid to any Pledgor on account of any such rights at any time, such amount shall be held in trust for the benefit of the Seller and shall forthwith be paid to the Seller to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Note and the Note Agreement.

     15. Each Pledgor hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of New Jersey or Delaware or in any United States District Court located within either such State; and each Pledgor agrees that the courts of the States of New Jersey and Delaware and any United States District Court located within either such State shall have in personam jurisdiction with respect to each Pledgor and the Collateral. Notwithstanding the foregoing, the Seller, in its absolute
discretion,   may  also  initiate   proceedings  in  the  courts  of  any  other
jurisdiction in which a Pledgor may be found or in which any of its properties or Collateral may be located.

     16. This Agreement may be signed in any number of counterpart copies, each of which shall be an original and all of which shall constitute one and the same instrument. Each Person (as defined in the Note Agreement) who becomes a member of the Company or a transferee of a member of the Company after the date hereof shall join in and agree to be bound as a Pledgor hereunder by executing and delivering to the Seller a counterpart Pledgor/Transferee Signature Page in the form attached hereto.

     17. Subject to paragraph 2(e) hereof: each Pledgor shall not be personally liable in respect of the Obligations; and the Seller shall look solely to the Collateral and not to any Pledgor personally for satisfaction of the Obligations.



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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                GSRT, LLC

                                By:   Garden State Race Track, Inc.,
                                      its Sole Member

                                      By:    s/  Francis W. Murray
                                             ---------------------
                                             Authorized Officer

                                REALEN-TURNBERRY/CHERRY HILL, LLC

                                By:  REALEN-TURNBERRY/CHERRY HILL
                                     ASSOCIATES, a Delaware general
                                     partnership, its Sole Member

                                     By: REALEN GARDEN STATE PARK
                                         ASSOCIATES, L.P., a Pennsylvania
                                         limited partnership, General Partner


                                         By: REALEN GSGP, INC., a
                                             Pennsylvania corporation,
                                             its sole General Partner

                                             By:  s/  Dennis Maloomian
                                                  --------------------
                                                  Dennis Maloomian,
                                                  President

                                By: SOFFER/CHERRY HILL
                                    PARTNERS, LIMITED
                                    PARTNERSHIP, a Florida
                                    limited partnership, General Partner

                                    By:  SOFFER/CHERRY HILL,
                                         LLC, a Florida limited
                                         liability company,
                                         its sole General Partner

                                         By: s/  Jeffrey Soffer
                                             ------------------
                                             Jeffrey Soffer, Managing
                                             Member


              PLEDGOR AND TRANSFEREE SIGNATURES APPEAR ON ATTACHED
                       PLEDGOR/TRANSFEREE SIGNATURE PAGES



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                        PLEDGOR/TRANSFEREE SIGNATURE PAGE

     The undersigned, being a member or transferee of a member of Realen-Turnberry/Cherry Hill, LLC, a Delaware limited liability company (the "Company"), or a successor thereto, hereby joins in and agrees to be bound as a Pledgor under the Security Agreement dated November 29, 2000, among the Company, its members, and GSRT, LLC.

                          REALEN-TURNBERRY/CHERRY HILL
                          ASSOCIATES, a Delaware general partnership

                                By: REALEN GARDEN STATE PARK
                                    ASSOCIATES, L.P., a Pennsylvania
                                    limited partnership, General Partner

                                    By: REALEN GSGP, INC., a
                                        Pennsylvania corporation,
                                        its sole General Partner

                                        By:   s/  Dennis Maloomian
                                              --------------------
                                              Dennis Maloomian,
                                              President

                                By: SOFFER/CHERRY HILL
                                    PARTNERS, LIMITED
                                    PARTNERSHIP, a Florida
                                    limited partnership,
                                    General Partner

                                    By: SOFFER/CHERRY HILL,
                                        LLC, a Florida limited
                                        liability company,
                                        its sole General Partner

                                        By:  s/  Jeffrey Soffer
                                             ------------------
                                             Jeffrey Soffer, Managing
                                             Member

     Addresses of Member's general partner:

                         Soffer/Cherry Hill Partners, Limited
                         Partnership
                         19501 Biscayne Blvd., Suite 500
                         Aventura, Florida  33180,
                         Attention: Mr. Jeffrey Soffer, and


                         Realen Garden State Park
                         Associates, L.P.
                         1000 Chesterbrook Blvd., Suite 100
                         Berwyn, PA  19312
                         Attn:  Mr. Dennis Maloomian